LOAN AND MUTUAL RELEASE AGREEMENT


      This Loan and Mutual Release Agreement (the "Agreement") is entered into on July 28, 2006 by and between EarthShell Corporation, a Delaware corporation ("EarthShell"), and E. Khashoggi Industries, LLC, a Delaware limited liability company ("EKI" and, together with EarthShell, the "Parties" and individually, a "Party"), with reference to the following facts:

                                    RECITALS:

      A. EKI and EarthShell have entered into various agreements and intercompany arrangements, including, without limitation, the Amended and Restated License Agreement (as amended, the "License Agreement"), the Amended and Restated Agreement for the Allocation of Patent Costs (as amended, the "Patent Cost Allocation Agreement"), the Amended and Restated Technical Services and Sublease Agreement (the "Services Agreement"), the Second Amended and Restated Technical Services Agreement (the "Amended Services Agreement"), and the Debt Conversion and Mutual Release Agreement (the "Debt Conversion Agreement") (collectively, the "Intercompany Agreements").

      B. EarthShell desires to receive a loan from EKI in the amount of $350,000 and EKI is willing to make such loan, on the terms and conditions hereinafter set forth (the "Loan").

      C. EarthShell has agreed to have EKI pay to Workman and Nydegger ("WN"), for the account of, and as an advance to EarthShell, the sum of $150,000, representing the fees and costs that WN has incurred in connection with the European nationalization of the paper sheet patents owned by EKI and licensed to EarthShell under the License Agreement (the "WN Advance"). EKI is willing to make the WN Advance on the terms and conditions hereinafter set forth.

      D. Certain issues have arisen between the Parties with respect to the performance of the Parties' respective obligations under the Intercompany Agreements, and the Parties wish to clarify their respective obligations.

      E. EKI previously lent $1,000,000 to EarthShell pursuant to the terms of that certain Promissory Note in the face amount of $1,000,000, issued by EarthShell in favor of EKI, and dated October 11, 2005 (the "Existing Promissory Note").

      F. EarthShell is in the process of obtaining financing that will permit it to repay to EKI the Existing Promissory Note, the WN Advance and the Loan in accordance with their terms.

                                   AGREEMENT:

      In consideration for the mutual promises set forth herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

      1. EKI Loan.

         (a) EKI agrees to loan to EarthShell the sum of $350,000 (the "EKI Loan") by wire transfer of immediately available funds to EarthShell's account concurrently with EarthShell's execution and delivery of this Agreement and the execution and issuance in favor of EKI of the EKI Loan Note and the WN Advance Note (as such terms are defined below).

         (b) The obligation to pay the EKI Loan will be evidenced by a promissory note in the form of Exhibit A hereto (the "EKI Loan Note") that will be executed and delivered by EarthShell concurrently with the execution and delivery of this Agreement. Interest and principal shall be paid by EarthShell to EKI as provided in the EKI Loan Note. EarthShell agrees to pay, when due, all amounts owing under the EKI Loan Note, without offset, counterclaim or other deduction of any kind.

      2. WN Advance. EKI has funded the WN Advance directly to WN for the account of EarthShell. The obligation to repay the WN Advance shall be evidenced by a promissory note in the form of Exhibit B hereto (the "WN Advance Note") that will be executed and delivered by EarthShell concurrently with the execution and delivery of this Agreement. Interest and principal shall be paid by EarthShell to EKI as provided in the WN Advance Note. EarthShell agrees to pay, when due, all amounts owing under the WN Advance Note, without offset, counterclaim or other deduction of any kind. EarthShell agrees that it will continue to pay, for the one year period following the date of this Agreement, all patent and related costs due under the Patent Cost Allocation Agreement (which costs have been estimated by EKI to be approximately $15,000), with respect to maintenance of the paper sheet patents in the jurisdictions that they are currently maintained.

      3. EKI Assurances Regarding Intercompany Agreements. EKI agrees that it will continue to provide, upon request by EarthShell, written assurances to prospective sublicensees, lenders and investors as to the status and validity of the License Agreement and as to the absence of EarthShell's current and existing defaults which have continued beyond any applicable cure period under any of the Intercompany Agreements. EKI shall also continue to provide such assurances as any sublicensee of EarthShell may reasonably request concerning EKI's willingness to recognize the continuing effectiveness of any sublicenses validly granted under the License Agreement in the event the License Agreement is terminated (such assurances to be similar in scope and content to the assurances previously given by EKI to EarthShell's licensees).

      4. Release.


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

         (a) Release by EarthShell. EarthShell hereby fully, finally, and forever releases, quit claims, and discharges EKI and each of its officers, directors, managers, members, agents, servants, employees, attorneys, affiliated and subsidiary entities, successors, predecessors and assigns, past and present (collectively, the "EKI Released Parties") from any and all claims, liabilities, demands, debts, accounts, obligations, actions, and causes of action ("Claims"), known or unknown, at law or in equity, of whatever character in any way that EarthShell may have against EKI or any other of the EKI Released Parties, through the date of this Agreement, that arise out of, relate to, or otherwise concern the License Agreement (including any sublicense agreements entered into by EarthShell thereunder), the Patent Cost Allocation Agreement, the Services Agreement, the Amended Services Agreement, the Debt Conversion Agreement or any other Intercompany Agreement or any other agreement or arrangement between the Parties (whether exclusively or with other parties) relating to financing transactions, licensing or sublicensing transactions, the provision of services or any other commercial arrangement (collectively, the "EKI Released Matters"), excluding, however, any and all Claims pursuant to this Agreement (the "Excluded Matters"). The EKI Released Matters expressly include, but are not limited to, any claims for indemnity, contribution, subrogation, or other similar principal of recovery that EarthShell may have against EKI with regard to the EKI Released Matters now or in the future, and they also include any matters arising from or related to any allegation that an EKI Released Party who served both as an officer, director or owner of EarthShell and EKI had a conflict in making decisions under the Intercompany Agreements. EKI Released Matters shall not include any claims which may be asserted by EarthShell as a counterclaim in any action initiated by EKI or its assigns or any indemnity, contribution, or reimbursement claim by EarthShell against EKI arising out a claim brought by a third party against both EarthShell and EKI (provided that, to the extent any such claim arises under or relates to an Intercompany Agreement, the terms of such Intercompany Agreement shall govern EKI's and EarthShell's respective rights and responsibilities with regard to the resolution of such claim). Notwithstanding the foregoing, any counterclaim that EarthShell is permitted to bring against EKI pursuant to the immediately preceding sentence may be asserted by EarthShell only to the extent necessary to reduce or limit EarthShell's liability to EKI with respect to the claims asserted by EKI in the relevant action initiated by EKI and in no event shall EarthShell assert any such counterclaim or enforce any judgment obtained in connection therewith in any manner that, directly or indirectly, results in EKI incurring a liability that EKI is required to pay or satisfy. For purposes of this Section 4(a), a third party claim would not include claims asserted by an officer, director, employee or shareholder of EarthShell in their capacity as such. The release given by EarthShell pursuant to this Section 4(a) supplements and shall not in any way limit the release previously given by EarthShell to EKI pursuant to the terms of the Debt Conversion Agreement.

         (b) Release by EKI. EKI hereby fully, finally, and forever releases, quit claims, and discharges EarthShell and each of its officers, directors, agents, servants, employees, attorneys, affiliated and subsidiary entities, successors, predecessors and assigns, past and present (collectively, the "EarthShell Released Parties") from any and all Claims, known or unknown, at law or in equity, of whatever character in any way that EarthShell may have against EarthShell or any other of the EarthShell Released Parties, through the date of this Agreement, that arise out of, relate to, or otherwise concern the License Agreement (including any sublicense agreements entered into by EarthShell thereunder), the Patent Cost Allocation Agreement, the Services Agreement, the Amended Services Agreement, the Debt Conversion Agreement or any other Intercompany Agreement or any other agreement or arrangement between the Parties (whether exclusively or with other parties) relating to financing transactions, licensing or sublicensing transactions, the provision of services or any other commercial arrangement, including any Claims against any EarthShell Released Party that arise out of, relate to, or otherwise concern actions taken or omitted to be taken by any EarthShell Released Party in such EarthShell Released Party's capacity as an officer or director of EKI (collectively, the "EarthShell Released Matters"), excluding, however, the Excluded Matters. The EarthShell Released Matters expressly include, but are not limited to, any claims for indemnity, contribution, subrogation, or other similar principal of recovery that EKI may have against EarthShell with regard to the EarthShell Released Matters now or in the future. EarthShell Released Matters shall not include any claims which may be asserted by EKI as a counterclaim in any action initiated by EarthShell or its assigns or any indemnity, contribution, or reimbursement claim by EKI against EarthShell arising out a claim brought by a third party against both EarthShell and EKI (provided that, to the extent any such claim arises under or relates to an Intercompany Agreement, the terms of such Intercompany Agreement shall govern EKI's and EarthShell's respective rights and responsibilities with regard to the resolution of such claim). Notwithstanding the foregoing, any counterclaim that EKI is permitted to bring against EarthShell pursuant to the immediately preceding sentence may be asserted by EKI only to the extent necessary to reduce or limit EKI's liability to EarthShell with respect to the claims asserted by EarthShell in the relevant action initiated by EarthShell, and in no event shall EKI assert any such counterclaim or enforce any judgment obtained in connection therewith in any manner that, directly or indirectly, results in EarthShell incurring a liability that EarthShell is required to pay or satisfy. For purposes of this Section 4(b), a third party claim would not include claims asserted by an officer, director, manager, employee or member of EKI in their capacity as such. For the avoidance of doubt, the EarthShell Released Matters shall not include amounts that are or become due and payable under the Existing Promissory Note, the WN Advance Note or the EKI Loan Note.


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

         (c) Release of Unknown Claims. Except for the Excluded Matters, the Parties acknowledge and agree that the releases given pursuant to Sections 4(a) and (b) extend to all Claims relating to the EKI Released Matters (in the case of the release given by EarthShell pursuant to Section 4(a)) and the EarthShell Released Matters (in the case of the release given by EKI pursuant to Section 4(b)), of every nature and kind whatsoever, known or unknown, suspected or unsuspected, that exist as of the date of this Agreement. Each Party expressly intends that this Agreement shall be effective as a full and final accord and satisfaction, and release, of each and every of the EKI Released Matters and the EarthShell Released Matters. The Parties acknowledge that they are familiar with
Section 1542 of the California Civil Code, which provides as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing this release, which if known by him must have materially affected his settlement with debtor.

         The Parties waive and relinquish every right or benefit that they have or may have under Section 1542 of the California Civil Code or any similar provision in any jurisdiction, to the full extent that lawfully it may waive such a right or benefit. The Parties acknowledge that they may later discover facts in addition to, or different from, those which they now know or believe to be true, but that it is their intention to fully, finally, and forever settle and release all of the EKI Released Matters and EarthShell Released Matters, whether known or unknown, suspected or unsuspected, which now exist, may exist in the future, or have previously existed, against the persons or entities to which EarthShell and EKI are hereby granting a release.

         (d) Covenant Not to Sue. Except with respect to counterclaims, EarthShell shall not initiate, file, institute, maintain or proceed upon, or encourage, advise or voluntarily assist any other person or entity to initiate, institute, maintain or proceed upon, any claim against EKI or the other EKI Released Parties with regard to any of the EKI Released Matters. Except with respect to counterclaims, EKI shall not initiate, file, institute, maintain or proceed upon, or encourage, advise or voluntarily assist any other person or entity to initiate, institute, maintain or proceed upon, any claim against EarthShell or the other EarthShell Released Parties with regard to any of the EarthShell Released Matters.

         (e) Third Party Beneficiaries. EarthShell expressly agrees that the release granted pursuant to Section 4(a) shall inure to the benefit of EKI and the other EKI Released Parties. EKI expressly agrees that the release granted pursuant to Section 4(b) shall inure to the benefit of EarthShell and the other EarthShell Released Parties,.

         (f) No Admissions. The Parties acknowledge and agree that the releases are entered into as a compromise of doubtful and disputed claims, and is not to be construed as an admission of liability on the part of any Party, by each of whom all liability is expressly denied.

         (g) No Assignments. EarthShell represents and warrants that it has not heretofore assigned or transferred, or purported to have assigned or transferred, to any corporation, partnership, limited liability company, other legal entity or person whatsoever any claim, debt, liability, demand, obligation, cost, expense, action or cause of action released pursuant to
Section 4(a) and agrees to indemnify and hold harmless EKI and the other EKI Released Parties against any claim, debt, liability, demand, obligation, cost, expense, action or cause of action based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment. EKI represents and warrants that it has not heretofore assigned or transferred, or purported to have assigned or transferred, to any corporation, partnership, limited liability company, other legal entity or person whatsoever any claim, debt, liability, demand, obligation, cost, expense, action or cause of action released pursuant to Section 4(b) and agrees to indemnify and hold harmless EarthShell and the other EarthShell Released Parties against any claim, debt, liability, demand, obligation, cost, expense, action or cause of action based on, arising out of or in connection with any such transfer or assignment or purported transfer or assignment.

      5. Representations and Warranties of EKI. As a material inducement to EarthShell to enter into this Agreement, and in addition to the representations and warranties contained in Section 4(g), EKI represents and warrants to EarthShell as follows, which representations and warranties shall be effective as of the date of this Agreement:

         (a) Organization, Standing and Power. EKI is duly organized and validly existing under the laws of the State of Delaware, and is in good standing in such jurisdiction, and it has the requisite power and authority to own its property and to carry on its business as now being conducted.

         (b) Authority; Enforceability. EKI has the requisite power and authority to enter into this Agreement and it shall at all times have the requisite power and authority to perform its obligations hereunder. The execution and delivery by EKI of this Agreement, and the consummation by EKI of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of EKI. This Agreement has been duly executed and delivered by EKI , and this Agreement constitutes a legal, valid and binding obligation of EKI, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally, or equitable principles, whether applied in a proceeding in equity or law.

         (c) No Violation. The execution and delivery by EKI of this Agreement do not, and the consummation by EKI of the transactions contemplated hereby by EKI, and the compliance with the terms hereof, shall not: (i) violate any law, judgment, order, decree, statute, ordinance, rule or regulation applicable to EKI; (ii) violate or conflict with any provision of the organizational documents of EKI; (iii) violate or conflict with any provision of, or result in a default under, any agreement or other instrument to which EKI is a party or by which it or any of its property or assets is bound; or (iv) require any consent, approval, order or authorization of, or the registration, declaration or filing with, any governmental entity or any other person.

         (d) Litigation; Decrees. There is no suit, action, investigation or proceeding which is pending or, to the knowledge of EKI, threatened against or affecting EKI relating to or which could in any material respect adversely affect the transactions contemplated by this Agreement.

         (e) Signature Authority. Each person signing this Agreement on behalf of EKI represents and warrants that he has the proper authority to bind EKI.

      6. Representations and Warranties of EarthShell. As a material inducement to EKI to enter into this Agreement and to make the EKI Loan and the WN Advance, and in addition to the representations and warranties contained in Section 4(g), EarthShell represents and warrants to EKI as follows, which representations and warranties shall be effective as of the date of this Agreement:

         (a) Organization, Standing and Power. EarthShell is duly organized and validly existing under the laws of the State of Delaware, and is in good standing in such jurisdiction, and it has the requisite power and authority to own its property and to carry on its business as now being conducted.

         (b) Authority; Enforceability. EarthShell has the requisite power and authority to enter into this Agreement and it shall at all times have the requisite power and authority to perform its obligations hereunder and under the EKI Loan Note and the WN Advance Note. The execution and delivery by EarthShell of this Agreement, the EKI Loan Note and the WN Advance Note and the consummation by EarthShell of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on the part of EarthShell. This Agreement, the EKI Loan Note and the WN Advance Note have been duly executed and delivered by EarthShell, and this Agreement, the EKI Loan Note and the WN Advance Note constitute the legal, valid and binding obligation of EarthShell, enforceable in accordance with their terms, except as enforcement may be limited by securities, bankruptcy, insolvency, moratorium or other laws affecting creditors' rights generally, or equitable principles, whether applied in a proceeding in equity or law.


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

         (c) No Violation. The execution and delivery by EarthShell of this Agreement, the EKI Loan Note and the WN Advance Note do not, and the consummation by EarthShell of the transactions contemplated hereby and thereby, and the compliance by EarthShell with the terms hereof and thereof, shall not:
(i) violate any law, judgment, order, decree, statute, ordinance, rule or regulation applicable to EarthShell; (ii) violate or conflict with any provision of the organizational documents of EarthShell; (iii) violate or conflict with any provision of, or result in a default under, any agreement or other instrument to which EarthShell is a party or by which it or any of its property or assets is bound; or (iv) require any consent, approval, order or authorization of, or the registration, declaration or filing with, any governmental entity or any other person.

         (d) Litigation; Decrees. There is no suit, action, investigation or proceeding which is pending or, to the knowledge of EarthShell, threatened against or affecting EarthShell relating to or which could in any material respect adversely affect the transactions contemplated by this Agreement, the EKI Loan Note and the WN Advance Note.

         (e) Signature Authority. Each person signing this Agreement, the EKI Loan Note and the WN Advance Note on behalf of EarthShell represents and warrants that he has the proper authority to bind EarthShell.

      7. Miscellaneous.

         (a) Construction. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard to the conflicts of law provisions thereof.

         (b) Entire Agreement. This Agreement, the WN Advance Note and the EKI Loan Note contain the entire understanding of the Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

         (c) Invalid Provisions. In the event that any provision of this Agreement or any word, phrase, clause, sentence or other portion thereof should be held to be unenforceable or invalid for any reason, such provision or portion thereof shall be modified or deleted in such a manner so as to make this Agreement, as modified, legal and enforceable to the fullest extent permitted under applicable laws.

         (d) Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         (e) Successors and Assigns. Subject to the following sentence, this Agreement will be binding upon, and will inure to the benefit of, the successors, assigns, heirs, executors and estates of the parties hereto.


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

         (f) Opportunity to Consult Counsel and Other Advisors. Each of the Parties hereto acknowledges and understands that such Party has had an opportunity to consult with the legal, tax, business and other advisors of such Party's choice regarding this Agreement and the transactions contemplated hereby and that such Party has read this Agreement carefully and fully understands all of the terms and provisions contained herein and their significance.

         (g) Further Assurances. Each Party hereto shall execute and deliver such further instruments, and take such other actions, as any other party hereto may reasonably request in order to carry out this Agreement, the WN Advance Note and the EKI Loan Note, and to fully consummate the transactions contemplated hereby.

         (h) Arbitration and Litigation. Any controversy, claim or dispute arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in Santa Barbara, California, before a sole arbitrator, in accordance with the laws of the State of California for agreements made in and to be performed in California. The arbitration shall be administered by the Judicial Arbitration and Mediation Services ("JAMS"). Judgment on the award may be entered in any court having jurisdiction. Either Party may, without inconsistency with this Agreement, seek from a court any interim or provisional relief that is necessary to protect the rights or property of that party, pending the appointment of the arbitrator. The exclusive forum for such application shall be the state courts in the County of Santa Barbara or the United States District Court for the Central District of California. Upon the request of any party, a mediation shall be conducted prior to the arbitration pursuant to the Mediation Rules of JAMS. In the event of any dispute under this Agreement, the prevailing party as determined by the arbitrator shall be entitled to recover its reasonable attorneys fees and expenses and arbitration costs.


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

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                         EARTHSHELL CORPORATION


                                      By: /s/ Vincent J. Truant
                                          ---------------------
                                      Name: Vincent J. truant
                                      Title: Chairman and CEO


                                      E. KHASHOGGI INDUSTRIES, LLC


                                      By: /s/ Essam Khashoggi
                                          -------------------
                                      Name: Essam Khashoggi
                                      Title: Chairman of the Board

                                    EXHIBIT A


                                 PROMISSORY NOTE

$350,000.00                                                        July 28, 2006

      FOR VALUE RECEIVED, the undersigned, EarthShell Corporation, a Delaware corporation ("Maker"), located at 1301 York Road, Suite 200, Lutherville, MD. 21093, unconditionally promises to pay to the order of E. Khashoggi Industries, LLC, a Delaware limited liability company ("Holder"), at 3916 State Street, Suite 110, Santa Barbara, California 93105 , or at such other place as Holder may designate in writing, the principal sum of THREE HUNDRED FIFTY THOUSAND DOLLARS ($350,000.00), or such lesser amount as is advanced from Holder to Maker from time to time. The principal sum shall be advanced by Holder to Maker in accordance with Section 1(b) of that certain Loan and Mutual Release Agreement, entered into concurrently herewith, between Maker and Holder (the "Loan Agreement"). In the event of any inconsistency between the Loan Agreement and this Promissory Note (this "Note"), the terms of this Note shall control.

      This Note evidences Maker's obligation to pay to Holder the sums advanced by Holder to Maker pursuant to the terms of this Note. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds, pursuant to the following terms:

      1. Definitions. Terms which are used in this Note and not otherwise defined herein shall have the meanings set forth in this Paragraph.

         "Applicable Rate" means a variable per annum rate, as of any date of determination, equal to the rate from time to time published in the "Money Rates" section of The Wall Street Journal as being the "Prime Rate" (or, if more than one rate is published as the Prime Rate, the highest of such rates), compounded monthly. The Prime Rate will change as of the date of publication in The Wall Street Journal of a Prime Rate that is different from that published on the preceding business day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the Prime Rate, Holder and Maker shall choose a mutually agreeable comparable index or source to use as a basis for the Prime Rate.

         "Concurrent Note" means that certain Promissory Note, dated concurrently herewith, in the principal amount of $150,000 and issued by Maker in favor of Holder.

         "Default Rate" means a rate of interest equal to 10.0% per annum, compounded monthly.

         "Existing Note" means that certain Promissory Note, dated October 11, 2005, in the principal amount of $1,000,000 and issued by Maker in favor of Holder.

         "Event of Default" means the occurrence or happening, at any time and from time to time, of any one or more of the following:


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

         a. Payment of Indebtedness. If Maker fails to pay any portion of the indebtedness evidenced by this Note within ten (10) days ----------------------- following the date the same shall become due and payable, whether at the due date stipulated in this Note or at a date fixed for acceleration or otherwise and such failure continues for a period of five (5) days following written notice of such failure by Holder to Maker.

         b. Defaults under Other Notes. If Maker commits an Event of Default under the Existing Note or the Concurrent Note (as the term Event of Default is defined under the Existing Note or the Concurrent Note, as applicable).

         c. Voluntary Bankruptcy. If Maker shall (i) seek entry of any order for relief as a debtor in a proceeding under the bankruptcy laws of any competent jurisdiction; (ii) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of any other competent jurisdiction; (iii) call a meeting of its creditors or any one of them for the purpose of requesting a rearrangement or restructuring of its debts or any concessions with respect to such debt; (iv) make a general assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they mature.

         d .Involuntary Bankruptcy. If a petition is filed against Maker seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of any competent jurisdiction and such petition is not dismissed within ninety (90) days following the date of its filing.

         e. Appointment of a Receiver. If a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Maker, a receiver for it, or for all or any material part of its property, and such order, judgment or decree shall not be and remain vacated, reversed or stayed or such receiver shall not otherwise be removed within a period of thirty (30) days following entry of such order.

         f. Use of Proceeds. If Maker fails to use the proceeds of the loan evidenced by this Note for its immediate operating purposes.

      2. Interest Accrual; Payments of Principal and Interest; Prepayments.

         a. Interest Accrual. Interest shall accrue on the unpaid principal balance of this Note at the Applicable Rate from the date of this Note shown above until the same is paid to Holder. Notwithstanding the foregoing, interest shall accrue on the unpaid balance of this Note at the Default Rate following an Event of Default until the same is paid to Holder.

         b. Payments of Principal and Interest. All accrued but unpaid interest and all outstanding principal shall be due and payable on the earliest to occur of the following: (i) the second anniversary of the date of this Note, (ii) five
(5) days following the date Maker has received $3,000,000 or more in aggregate net cash proceeds from all financing transactions, equity contributions, and transactions relating to the sale, licensing, sublicensing or disposition of assets or the provision of services (including advance royalty payments, proceeds from the sale of Maker's common stock and fees for technological services rendered to third parties), measured from the date of this Note and not taking into account the proceeds advanced under this Note, the Concurrent Note or the Existing Note, and (iii) the occurrence of an Event of Default.


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

         c. Application of Payments. All payments hereunder shall be first applied to Holder's costs and expenses which are reimbursable to Holder pursuant to Section 4 below, then to any unpaid interest and finally to the outstanding principal balance. If any payment due date falls on a Saturday, Sunday or a holiday generally observed by banks in the City of Santa Barbara, the due date of the payment shall automatically be extended to the next following business day.

         d. Computation of Interest. All interest on this Note shall be computed on the basis of the actual number of days elapsed divided by a year assumed to consist of 360 days.

         e. Prepayment. Maker may prepay this Note in whole or in part at any time without penalty or premium.

      3. Default; Remedies. If an Event of Default occurs, the entire outstanding principal balance of this Note and all accrued but unpaid interest shall become due and payable.

      4. Holder's Costs. Maker shall reimburse Holder for all costs and expenses incurred in collecting any sums due and payable under this Note, including reasonable attorneys fees and court costs. All such expenses and costs shall be paid by Maker within ten (10) days after demand made by Holder. Any amounts not timely paid shall constitute an Event of Default hereunder and shall bear interest at the Default Rate thereafter.

      5. Applicable Law. This Note shall be governed by construed in accordance with the internal laws of the State of California without regard to the principles of conflicts of law.

      6. No Waiver by Holder. No delay on the part of Holder in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right.

      7. Successors and Assigns. The terms "Holder" and "Maker" as used in this Note shall include not only the Holder and Maker named herein but also all of Holder's and Maker's successors and assigns to whom the benefits and burdens of this Note shall inure.

      8. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and sent or delivered to personally, by facsimile transmission so long as receipt is confirmed or by deposit with a reputable overnight courier and addressed to Maker or Holder at their respective principal business offices located at the addresses set forth in the first paragraph of this Note.

      9. Usury. It is the intent of Maker that all provisions of this Note which call for the payment of interest comply in all respects with all applicable usury statutes and regulations. In the event that the terms of this Note would require the payment of interest in excess of the amount permitted by any applicable law or regulation, the terms of the Note shall be deemed to be modified to comply with all such applicable laws or regulations without any action by either party. In the event that Holder has received interest in excess of the amount permitted by any applicable law or regulation, the excess portion of the interest received shall be deemed to have been a prepayment of principal, without premium, as of the date received.

      10. Waiver. Maker waives presentment, demand, presentment for payment, notice of protest or nonpayment, notice of dishonor, notice of default or delinquency, notice of acceleration, and diligence in bringing suit against any party hereto or collecting any sums hereunder.

      11. Miscellaneous.

         a. This Note shall be binding on and shall inure to the benefit of Maker, Holder, and their respective successors and assigns.

         b. Headings are inserted into this Note for convenience only and shall not be considered in construing any provision.

         c. The terms of this Note may not be changed, nor any of its provisions waived, without the written consent of Maker and Holder.

         d. Time shall be of the essence with respect to every provision of this Note, but no delay in enforcing any right or remedy under this Note shall be construed to be a waiver of that or any other right or remedy.

         e. The provisions of this Note are severable, and the invalidity or illegality of any provision shall not be a bar to the enforcement of any other provision.

         f. This Note is negotiable and fully recourse to Maker.

         g. The person executing this Note on behalf of Maker represents and warrants that he has the full authority and power to execute and deliver this Note on behalf of Maker, and such execution and delivery has been authorized by all appropriate action.

      12. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAKER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

      13. Submission to Forum and Jurisdiction. Any legal action or proceeding with respect to this Note must be brought in the federal or state courts located in the County of Santa Barbara, State of California, and by execution and delivery of this Note, Maker hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts having proper venue. Maker hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Note brought in the aforesaid Santa Barbara courts and irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum, and also consents to the service of process by any means authorized by the State of California.


                                      EARTHSHELL CORPORATION,
                                      a Delaware corporation


                                      By:/s/ Vincent J. Truant
                                         ---------------------
                                      Its: Chairman and CEO

                                    EXHIBIT B


                                 PROMISSORY NOTE

$150,000.00                                                        July 28, 2006

      FOR VALUE RECEIVED, the undersigned, EarthShell Corporation, a Delaware corporation ("Maker"), located at 1301 York Road, Suite 200, Lutherville, MD 21093, unconditionally promises to pay to the order of E. Khashoggi Industries, LLC, a Delaware limited liability company ("Holder"), at 3916 State Street, Suite 110, Santa Barbara, California, 93105, or at such other place as Holder may designate in writing, the principal sum of ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000.00), or such lesser amount as is paid by Holder to Workman and Nydegger ("WN"), for the account of Maker, in connection with the fees and costs WN has incurred in connection with the European nationalization of the paper sheet patents owned by Holder and licensed to Maker, all as described in that certain Loan and Mutual Release Agreement, entered into concurrently herewith, between Maker and Holder (the "Loan Agreement"). In the event of any inconsistency between the Loan Agreement and this Promissory Note (this "Note"), the terms of this Note shall control.

      This Note evidences Maker's obligation to pay to Holder the sums advanced by Holder to Maker pursuant to the terms of this Note. All sums owing hereunder are payable in lawful money of the United States of America, in immediately available funds, pursuant to the following terms:

      1. Definitions. Terms which are used in this Note and not otherwise defined herein shall have the meanings set forth in this Paragraph.

         "Concurrent Note" means that certain Promissory Note, dated concurrently herewith, in the principal amount of $350,000 and issued by Maker in favor of Holder.

         "Default Rate" means a rate of interest equal to 10.0% per annum, compounded monthly.

         "Existing Note" means that certain Promissory Note, dated October 11, 2005, in the principal amount of $1,000,000 and issued by Maker in favor of Holder.

         "Event of Default" means the occurrence or happening, at any time and from time to time, of any one or more of the following:

         a. Payment of Indebtedness. If Maker fails to pay any portion of the indebtedness evidenced by this Note within ten (10) days following the date the same shall become due and payable, whether at the due date stipulated in this Note or at a date fixed for acceleration or otherwise and such failure continues for a period of five (5) days following written notice of such failure by Holder to Maker.

         b. Defaults under Other Notes. If Maker commits an Event of Default under the Existing Note or the Concurrent Note (as the term Event of Default is defined under the Existing Note or the Concurrent Note, as applicable).

         c. Voluntary Bankruptcy. If Maker shall (i) seek entry of any order for relief as a debtor in a proceeding under the bankruptcy laws of any competent jurisdiction; (ii) file a petition seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of any other competent jurisdiction; (iii) call a meeting of its creditors or any one of them for the purpose of requesting a rearrangement or restructuring of its debts or any concessions with respect to such debt; (iv) make a general assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they mature.

         d. Involuntary Bankruptcy. If a petition is filed against Maker seeking relief under the bankruptcy, arrangement, reorganization or other debtor relief laws of any competent jurisdiction and such petition is not dismissed within ninety (90) days following the date of its filing.

         e. Appointment of a Receiver. If a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Maker, a receiver for it, or for all or any material part of its property, and such order, judgment or decree shall not be and remain vacated, reversed or stayed or such receiver shall not otherwise be removed within a period of thirty (30) days following entry of such order.

      2. Interest Accrual; Payments of Principal and Interest; Prepayments.

         a. Interest Accrual. No interest shall accrue on the unpaid principal balance of this Note until an Event of Default has occurred and the outstanding principal amount of this Note is not paid within ten (10) days of the occurrence of such Event of Default. If the outstanding principal amount of this Note is not paid in full within ten (10) days of the occurrence of an Event of Default, interest shall accrue on the unpaid balance of this Note at the Default Rate, commencing on the occurrence of the Event of Default until all amounts due under this Note have been paid to Holder. Any such interest shall be payable on demand.

         b. Payments of Principal. All outstanding principal shall be due and payable on the earliest to occur of the following: (i) the second anniversary of the date of this Note, (ii) five (5) days following the date Maker has received $3,000,000 or more in aggregate net cash proceeds from all financing transactions, equity contributions, and transactions relating to the sale, licensing, sublicensing or disposition of assets or the provision of services (including advance royalty payments, proceeds from the sale of Maker's common stock and fees for technological services rendered to third parties), measured from the date of this Note and not taking into account the proceeds advanced under this Note, the Concurrent Note or the Existing Note, and (iii) the occurrence of an Event of Default.

         c. Application of Payments. All payments hereunder shall be first applied to Holder's costs and expenses which are reimbursable to Holder pursuant to Section 4 below, then to any unpaid interest and finally to the outstanding principal balance. If any payment due date falls on a Saturday, Sunday or a holiday generally observed by banks in the City of Santa Barbara, the due date of the payment shall automatically be extended to the next following business day.

         d. Computation of Interest. All interest on this Note shall be computed on the basis of the actual number of days elapsed divided by a year assumed to consist of 360 days.

         e. Prepayment. Maker may prepay this Note in whole or in part at any time without penalty or premium.

      3. Default; Remedies. If an Event of Default occurs, the entire outstanding principal balance of this Note shall become due and payable.

      4. Holder's Costs. Maker shall reimburse Holder for all costs and expenses incurred in collecting any sums due and payable under this Note, including reasonable attorneys fees and court costs. All such expenses and costs shall be paid by Maker within ten (10) days after demand made by Holder. Any amounts not timely paid shall constitute an Event of Default hereunder and shall bear interest at the Default Rate thereafter.

      5. Applicable Law. This Note shall be governed by construed in accordance with the internal laws of the State of California without regard to the principles of conflicts of law.

      6. No Waiver by Holder. No delay on the part of Holder in the exercise of any power or right under this Note shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or exercise of any other power or right.

      7. Successors and Assigns. The terms "Holder" and "Maker" as used in this Note shall include not only the Holder and Maker named herein but also all of Holder's and Maker's successors and assigns to whom the benefits and burdens of this Note shall inure.

      8. Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing and sent or delivered to personally, by facsimile transmission so long as receipt is confirmed or by deposit with a reputable overnight courier and addressed to Maker or Holder at their respective principal business offices located at the addresses set forth in the first paragraph of this Note.

      9. Usury. It is the intent of Maker that all provisions of this Note which call for the payment of interest comply in all respects with all applicable usury statutes and regulations. In the event that the terms of this Note would require the payment of interest in excess of the amount permitted by any applicable law or regulation, the terms of the Note shall be deemed to be modified to comply with all such applicable laws or regulations without any action by either party. In the event that Holder has received interest in excess of the amount permitted by any applicable law or regulation, the excess portion of the interest received shall be deemed to have been a prepayment of principal, without premium, as of the date received.

      10. Waiver. Maker waives presentment, demand, presentment for payment, notice of protest or nonpayment, notice of dishonor, notice of default or delinquency, notice of acceleration, and diligence in bringing suit against any party hereto or collecting any sums hereunder.

      11. Miscellaneous.

         a. This Note shall be binding on and shall inure to the benefit of Maker, Holder, and their respective successors and assigns.

         b. Headings are inserted into this Note for convenience only and shall not be considered in construing any provision.

         c. The terms of this Note may not be changed, nor any of its provisions waived, without the written consent of both Maker and Holder.

         d. Time shall be of the essence with respect to every provision of this Note, but no delay in enforcing any right or remedy under this Note shall be construed to be a waiver of that or any other right or remedy.

         e. The provisions of this Note are severable, and the invalidity or illegality of any provision shall not be a bar to the enforcement of any other provision.

         f. This Note is negotiable and fully recourse to Maker.

         g. The person executing this Note on behalf of Maker represents and warrants that he has the full authority and power to execute and deliver this Note on behalf of Maker, and such execution and delivery has been authorized by all appropriate action.

      12. Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAKER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

      13. Submission to Forum and Jurisdiction. Any legal action or proceeding with respect to this Note must be brought in the federal or state courts located in the County of Santa Barbara, State of California, and by execution and delivery of this Note, Maker hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts having proper venue. Maker hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Note brought in the aforesaid Santa Barbara courts and irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum, and also consents to the service of process by any means authorized by the State of California.


                                      EARTHSHELL CORPORATION,
                                      a Delaware corporation


                                      By:/s/ Vincent J. Truant
                                         ---------------------
                                      Its: Chairman and CEO